Filed pursuant to Rule 497(a)(1) File No. 333-147937 Rule 482AD

Solar Capital Ltd. Announces Pricing of Secondary Offering of 5.19 Million Shares on Behalf of Selling Shareholders

New York, NY – May 13, 2010 – Solar Capital Ltd. (NASDAQ: SLRC) today priced its underwritten secondary offering of approximately 5.19 million shares at a price of $22.07 per share. In connection with the offering, the selling stockholders have granted the underwriters an option to purchase up to approximately 0.78 million additional shares. The offering is subject to customary closing conditions and is expected to close on May 19, 2010.

Solar Capital Ltd. will sell no shares and receive no proceeds in relation to this offering.

Citi, J.P. Morgan, Morgan Stanley, Deutsche Bank Securities and SunTrust Robinson Humphrey are acting as joint book-runners and BMO Capital Markets, BB&T Capital Markets (a division of Scott & Stringfellow, LLC), and RBC Capital Markets are acting as co-managers for the offering.

A registration statement (including a preliminary prospectus) was declared effective by the Securities and Exchange Commission on May 12, 2010. The company will file a final prospectus supplement and a related prospectus with the Securities and Exchange Commission for the offering of the shares of Common Stock described in this press release. Investors are advised to carefully consider the investment objective, risks, and charges and expenses of Solar Capital Ltd. before investing. The final prospectus supplement and the related prospectus will contain this and other information about Solar Capital Ltd. and should be read carefully before investing.

The offering may be made only by means of the final prospectus supplement and the related prospectus. Copies may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citigroup.com; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204.

This press release does not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described

CONTACT: Solar Capital Ltd.	Nick Radesca (212) 993-1660